SUPPLEMENT DATED DECEMBER 30, 2010
TO PROSPECTUS DATED MAY 1, 1994
WRL FREEDOM SP PLUS ®
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

Please delete the following paragraph from your prospectus under “Optional Cash Value Charges – Increases in the Specified Amount of Policy”:

In the month the increase becomes effective, an administrative fee of $3.60 per $1,000 of increase will be charged to compensate Western Reserve for the costs in effectuating the change.  This charge will not be increased.  Western Reserve does not anticipate that it will make a profit on this charge.

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Please note the following:

You may apply to increase the Specified Amount of your Policy without incurring a charge for effectuating the change.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1994 PRODUCT PROSPECTUS